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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 18, 2000




                               GENZYME CORPORATION
               (Exact name of registrant as specified in its charter)



          MASSACHUSETTS                       0-14680                       06-1047163
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)
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                 ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
                 (Address of Principal Executive Offices) (Zip Code)



                 Registrant's telephone number, including area code:
                                 (617) 252-7500





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 18, 2000, Genzyme completed the acquisition of Biomatrix,
Inc. The acquisition was structured as a merger of Biomatrix with and into one of Genzyme's wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of March 6, 2000 among Genzyme, Seagull Merger Corporation and
Biomatrix, as amended. The merger is being accounted for as a purchase.

         As consideration for the merger, Genzyme is issuing approximately 17.5 million shares of Genzyme Biosurgery Division Common Stock, $0.01 par value
("Biosurgery Stock"), and approximately $252.5 million in cash. To pay the cash portion of the merger consideration, Genzyme is using a combination of current cash and borrowing under a credit facility with Fleet Bank.

         Biomatrix stockholders were entitled to submit on or before December 6, 2000, an election form on which they indicated their preferred form of merger consideration. A stockholder could elect to receive for each share of Biomatrix common stock held either the "standard consideration" of $10.50 and 0.7162 share of Biosurgery Stock, the "stock consideration" of one share of Biosurgery Stock, or the "cash consideration" of $37.00. A stockholder failing to submit a valid election would receive the standard consideration. Under the merger agreement, the cash consideration amount of $37.00 per share would be prorated if the final elections would result in more than 28.38% of the outstanding shares of Biomatrix common stock being convertible into cash. A proration was required, and consequently each share of Biomatrix common stock that validly elected the cash consideration converted into a right to receive $11.03 in cash and 0.7169 of a share of Genzyme Biosurgery Stock. In lieu of issuing any fractional shares of Genzyme Biosurgery Stock, Genzyme is paying cash in an amount equal to the share fraction multiplied by $11.79. All outstanding options to purchase shares of Biomatrix common stock automatically converted into options to purchase
Genzyme Biosurgery Stock based on a one-to-one exchange ratio. A convertible subordinated note made by Biomatrix in favor of SBC Warburg Dillon Read was assumed by the Genzyme subsidiary and became a note convertible into the standard consideration.

         The assets acquired in the merger had been used by Biomatrix in the business of developing, manufacturing and commercializing proprietary viscoelastic products made of biological polymers called hylans for use in therapeutic medical applications and skin care. Genzyme will continue to employ the assets for similar purposes. Specifically, Genzyme intends to combine the Biomatrix business with the businesses of Genzyme's former Surgical Products and Tissue Repair divisions as a new division, Genzyme Biosurgery Division, focussed on developing and commercializing products that combine mechanical and biological approaches to surgery.

ITEM 5.  OTHER EVENTS

         Concurrent with the completion of Genzyme's acquisition of Biomatrix, Genzyme amended its charter to create Genzyme Biosurgery Stock and eliminate
Genzyme Surgical Products Division Common Stock ("Surgical Products Stock") and
Genzyme Tissue Repair Division Common Stock ("Tissue Repair Stock"). At the effective time of the charter

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amendment, each outstanding share of Surgical Products Stock converted into
0.606 of a share of Genzyme Biosurgery Stock and each outstanding share of Tissue Repair Stock converted into 0.3352 of a share of Genzyme Biosurgery
Stock. The charter amendment and stock exchange, including the conversion ratios, were approved at a special meeting of Genzyme stockholders held on December 15, 2000. In lieu of issuing any fractional shares of Genzyme
Biosurgery Stock, Genzyme is paying cash in an amount equal to the share fraction multiplied by $11.79. In the exchange, approximately 9.7 million shares of Genzyme Biosurgery Stock are being issued to former holders of Tissue Repair Stock and approximately 9.1 million shares of Genzyme
Biosurgery Stock are being issued to former holders of Surgical Products
Stock. All outstanding options to purchase Surgical Products Stock and Tissue
Repair Stock became options to purchase Genzyme Biosurgery Stock at the applicable exchange ratios.

ITEM 7.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Genzyme intends to provide the financial statements of Biomatrix, Inc.
for the periods specified in Rule 3-05(b) of Regulation S-X, together with a manually signed accountant's report pursuant to Rule 2-02 of Regulation S-X, under cover of a Form 8-K/A within the time allowed for such filing by Item
7(a)(4) of this Form.

(b) PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information will be filed under cover of a Form
8-K/A within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)      EXHIBITS.

Exhibit
   No.            Description
-------           -----------

2.1               Agreement and Plan of Merger, dated as of March 6, 2000, among Genzyme
                  Corporation, Seagull Merger Corporation and Biomatrix, Inc., as amended through October 25, 2000.  Filed as Annex A to Amendment No. 2 to Genzyme's
                  Registration Statement on Form S-4 (File No. 333-34972) filed with the SEC on October 27, 2000.

4.1               6.9% Convertible Subordinated Note due May 14, 2003 made by Biomatrix,
                  Inc. in favor of UBS Warburg LLC, successor in interest to SBC Warburg
                  Dillon Read Inc., dated as of May 14, 1998. Filed herewith.

4.2               Supplemental Agreement, dated as of December 15, 2000, among Seagull Merger
                  Corporation, Genzyme Corporation, and UBS Warburg LLC. Filed herewith.

99.1              Restated Articles of Organization of Genzyme filed with the Secretary of the Commonwealth of Massachusetts on December 18, 2000. Filed as Exhibit
                  99.1 to Genzyme's Current Report on Form 8-K, filed with the SEC on
                  December 28, 2000.

99.2              Credit Agreement dated December 14, 2000 among Genzyme and those of its subsidiaries party thereto, the lenders' party thereto, Fleet National Bank as Administrative Agent, ABN
                  AMRO Bank N.V. as Syndication Agent and First Union National
                  Bank as Documentation Agent. Filed herewith.
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                                SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENZYME CORPORATION



Dated:    January 2, 2001          By:   /s/ Michael Wyzga
                                        ---------------------------------------
                                         Michael Wyzga, Senior Vice President
                                         and Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

2.1               Agreement and Plan of Merger, dated as of March 6, 2000, among Genzyme
                  Corporation, Seagull Merger Corporation and Biomatrix, Inc., as amended through October 25, 2000.  Filed as Annex A to Amendment No. 2 to Genzyme's
                  Registration Statement on Form S-4 (File No. 333-34972) filed with the SEC on October 27, 2000.

4.1               6.9% Convertible Subordinated Note due May 14, 2003 made by Biomatrix,
                  Inc. in favor of UBS Warburg LLC, successor in interest to SBC Warburg
                  Dillon Read Inc., dated as of May 14, 1998. Filed herewith.

4.2               Supplemental Agreement, dated as of December 15, 2000, among Seagull Merger
                  Corporation, Genzyme Corporation, and UBS Warburg LLC. Filed herewith.

99.1              Restated Articles of Organization of Genzyme filed with the Secretary of the Commonwealth of Massachusetts on December 18, 2000. Filed as Exhibit
                  99.1 to Genzyme's Current Report on Form 8-K, filed with the SEC on
                  December 28, 2000.

99.2 Credit Agreement dated December 14, 2000 among Genzyme and those of its subsidiaries party thereto, the lenders' party thereto, Fleet National Bank as Administrative Agent, ABN
                  AMRO Bank N.V. as Syndication Agent and First Union National
                  Bank as Documentation Agent. Filed herewith.
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